                      SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                              _______________


                                 FORM 8-K

                               CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)      October 18, 1999
                                                -----------------------------

                             INCO HOMES CORPORATIO
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                (Exact name of registrant as specified in charter)




         Delaware                 0-21378                 33-0534734
-------------------------------   -----------    -------------------
(State or Other Jurisdiction      (Commission          (IRS Employer
  of Incorporation)               File Number)   Identification No.)


8300 Utica Avenue, Suite 319, Rancho Cucamonga, California   91730
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(Address of Principal Executive Offices)                (Zip Code)



Registrant's telephone number, including area code    (909) 635-2005
                                                  -----------------------------



               1282 West Arrow Highway, Upland, California, 91786
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          (Former Name or Former Address, if Changed Since Last Report.)


                                                           Total pages:     3  .
                                                                         ------

                                       1.
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Item 5.  Other Events

  Inco Homes announced that on October 15, 1999 a petition for Chapter 11 Bankruptcy was filed on behalf of Inco Homes Corporation, a Delaware Corporation (Case number RS99-27334-MJ) and the Company's wholly owned subsidiary, Huntington Homes, LLC, a Delaware Limited Liability Company (Case number RS99-27331-MJ).

                                       2.
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                               SIGNATURES



  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                       INCO HOMES CORPORATION


Date:  September 13, 1999              By:  /s/  Ira C. Norris
                                           -------------------------------------
                                           Ira C. Norris
                                           President and Chief Executive Officer


                                       3.